Exhibit 99.1

PERFORMANCE SHARE UNIT GRANT AGREEMENT

(Special Long Term PSU Award)

September [    ], 20[    ]

[Name of Executive Officer]

7 Village Circle, Suite 100

Westlake, Texas 76262

Re:	Solera Holdings, Inc. Grant of Performance Share Units

Dear [Name of Executive Officer]:

Solera Holdings, Inc. (the “Company”) is pleased to advise you that, pursuant to the Company’s 2008 Omnibus Equity Incentive Plan (the “Plan”), the Company’s Compensation Committee has approved the issuance of performance share units, to you as set forth below (each “PSU” and collectively, the “PSUs”). This award of PSUs is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, and, accordingly is a Performance Award subject to Sections 9 and 10 of the Plan.

Each PSU earned under this agreement is equivalent in value to one share of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), and will entitle you to receive from the Company, at the times set forth in this Agreement. One share of Common Stock, together with any Dividend Equivalents (as defined below) with respect thereto. Each PSU is subject to the terms and conditions set forth herein and in the Plan. Upon payment to the Company by you of the aggregate par value thereof, which payment shall be made within 10 days of the applicable vesting date, each share of Common Stock issued with respect to each PSU that vests on such vesting date shall be fully paid and nonassessable. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Plan.

Grant Date:	September [ ], 20[ ]

Total Target Number of PSUs:	[ ]

Performance Periods, Vesting Dates and Number of PSUs that may be earned and vested:	The number of PSUs earned and the performance period, vesting and payment dates thereof shall be determined in accordance with Exhibits A and B attached hereto, the provisions of which are incorporated into this Agreement as if set forth herein.

Dividend Equivalents:	The PSUs will accumulate Dividend Equivalents. The Dividend Equivalents shall equal the dividends actually paid with respect to Company Common Stock during the period while (and to the extent) the PSUs remain outstanding and unpaid. The Dividend Equivalents shall be deemed to have been reinvested in additional shares of Common Stock based on the Fair Market Value of a share of Common Stock on the dividend payment date. Dividend Equivalents will be credited on such additional shares. For purposes of determining the number of Dividend Equivalents accumulated and to be paid with respect any PSUs that become payable, the PSUs which are payable will be considered to have been outstanding from the Grant Date.

1. Conformity with Plan. The grant of PSUs is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

2. Rights of Participants; Effect of Certain Events. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or its stockholders to terminate your duties as a director, officer, or employee at any time (with or without Cause), nor confer upon you any right to continue as a director, officer, or employee of the Company for any period of time, or to continue your present (or any other) rate of compensation. The effect of a Change in Control or of termination of your employment upon the Award shall be determined as set forth on Exhibit A attached hereto.

3. Compensation Recovery (Clawback). Any amounts received under this Agreement shall be subject to compensation recovery (clawback) to the extent required by applicable law or regulations in the event the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities laws and the amounts received hereunder based on erroneous data was in excess of what would have been received by you had such noncompliance not occurred.

4. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

6. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

7. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

8. Governing Law. THE VALIDITY, CONSTRUCTION, INTERPRETATION, ADMINISTRATION AND EFFECT OF THE PLAN, AND OF ITS RULES AND REGULATIONS, AND RIGHTS RELATING TO THE PLAN AND TO THIS AGREEMENT, SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF DELAWARE.

9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to you at the address appearing on the first page of this Agreement and to the Company at Solera Holdings, Inc., 7 Village Circle, Suite 100, Westlake, Texas 76262 Attn: Chief Financial Officer, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

10. Entire Agreement. This Agreement, including Exhibit A and Exhibit B hereto, and the terms of the Plan constitute the entire understanding between you and the Company, and supersede all other agreements, whether written or oral, with respect to this award of PSUs.

****

SIGNATURE PAGE TO PERFORMANCE SHARE UNIT GRANT AGREEMENT

Please execute the extra copy of this Agreement in the space below and return it to the Chief Executive Officer at Solera Holdings, Inc. to confirm your understanding and acceptance of the agreements contained in this Agreement, including Exhibit A hereto.

Very truly yours,

SOLERA HOLDINGS, INC.

By:
Name:
Title:

Enclosure:    1. Extra copy of this Agreement, including Exhibits A and B

The undersigned hereby acknowledges having read this Agreement, including Exhibits A and B hereto and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

Dated as of

[Name of Executive Officer]

Exhibit A to Performance Share Unit Grant Agreement

(TSR-Based Performance Measure)

References herein to “Agreement” shall mean the Performance Share Unit Grant Agreement, inclusive of this Exhibit A, to “Award” shall mean the Performance Award evidenced by the Agreement and references to “Grantee” shall mean you.

1. TSR-Based Performance Criteria:

(a) Target and Maximum Number of PSUs: For purposes of this Exhibit A, the target number of PSUs subject the provisions of this Exhibit A is [    ], representing [    ]% of the total target number of PSUs covered by this Agreement, and the maximum number of PSUs subject to the provisions of this Exhibit A is [        ] (200% of such target number). References herein to “PSUs” shall mean the PSUs subject to this Exhibit A.

(b) Performance Criteria: The Performance Criteria is relative Total Shareholder Return or TSR (as defined below) for the Performance Period.

(c) Certification of Achievement Relative to Performance Criteria: Following the end of the Performance Period, the Company’s Compensation Committee will certify the level of the Performance Criteria achieved by the Company. Performance at or above the threshold level will result in PSUs becoming earned (“Earned PSUs”). Earned PSUs will vest as set forth below. PSUs will be forfeited and cancelled in full if the Company’s performance during the Performance Period does not meet or exceed the threshold percentile rank of the Performance Measure. To the extent the Earned PSUs are less than the target number of PSUs, such excess PSUs shall be forfeited and cancelled. The certification of the level of the Performance Criteria achieved and the corresponding number of PSUs earned shall occur no later than sixty days after the end of the Performance Period.

(d) Vesting Dates for Earned PSUs: 50% of the Earned PSUs will vest on September 30, 20[    ] and an additional 6.25% of the Earned PSUs will vest on each December 31, March 31, June 30 and September 30 thereafter until the Earned PSUs are fully vested. To the extent that on any Vesting Date such vesting would otherwise result in a fractional number of vested PSUs, such fractional PSUs shall not be considered vested at such time and the number of PSUs vesting on such Vesting Date will be rounded down to the nearest whole number of PSUs. Earned shares and dividend equivalents will be distributed on or as promptly as practicable after the applicable vesting date.

2. Additional Definitions.

(a) “Comparison Group” means the companies listed on Appendix 1 to this Exhibit A, as may be adjusted as described below.

(b) “Performance Period” means the Company’s 20[    ] fiscal year commencing July 1, 20[    ] (“FY 20[    ]”).

(c) “Total Shareholder Return” or “TSR” means total shareholder return as applied to the Company or any company in the Comparison Group, meaning stock price appreciation from the beginning to the end of the Performance Period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the common stock of the

Company or any company in the Comparison Group) during the Performance Period, expressed as a percentage return. Except as modified in Section 4(d), for purposes of computing TSR, the stock price at the beginning of the Performance Period will be the average price of a share of common stock over the 20 trading days ending on the first day of the Performance Period, and the stock price at the end of the Performance Period will be the average price of a share of common stock over the 20 trading days ending on the last day of the Performance Period, adjusted for changes in capital structure; provided, however, that if a company: (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code; (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within 30 days; (iii) is the subject of a stockholder approved plan of liquidation or dissolution; or (iv) ceases to conduct substantial business operations, then the TSR for that company will be negative one hundred percent (-100%) .

3. Calculation. For purposes of the Award and this Exhibit A, the number of PSUs earned will be calculated as follows:

FIRST: For the Company and for each other company in the Comparison Group, determine the TSR for the Performance Period.

SECOND: Rank the TSR values determined in the first step from low to high (with the company having the lowest TSR being ranked number 1, the company with the second lowest TSR ranked number 2, and so on) and determine the Company’s percentile rank based upon its position in the list by dividing the Company’s position by the total number of companies (including the Company) in the Comparison Group and rounding the quotient to the nearest hundredth. For example, if the Company were ranked 40 on the list out of 49 companies (including the Company), its percentile rank would be 81.63%.

THIRD: Plot the percentile rank for the Company determined in the second step into the appropriate band in the left-hand column of the table below and determine the number of PSUs earned as a percent of target, which is the figure in the right-hand column of the table below corresponding to that percentile rank. Use linear interpolation between points in the table below to determine the percentile rank and the corresponding share funding if the Company’s percentile rank is greater than 50% and less than 90% but not exactly one of the percentile ranks listed in the left-hand column. For example, if the Company’s percentile rank is 72%, then 128% of the target number of PSUs would be earned.

PERCENTILE RANK	% TARGET PSUS EARNED
<50P	0%
55P	33%
60P	67%
65P	100%
70P	120%
75P	140%
80P	160%
85P	180%
90P	200%

4. Rules. The following rules apply to the computation of the number of PSUs earned:

(a) Effect of Negative Company TSR: If the Company’s absolute TSR is negative over the Performance Period, the number of PSUs earned shall not exceed 100% of target.

(b) No Guaranteed Payout: The minimum number of PSUs which may be earned is zero and the maximum number of PSUs which may be earned is 200% of target. There is no minimum number of PSUs or other consideration that will be paid out, and no PSUs will be earned if the percentile rank is 50th percentile or lower in that Performance Period.

(c) Averaging Period: For purposes of computing Total Shareholder Return for the Company and each other company in the Comparison Group, the stock price at the beginning and end of the Performance Period will, subject to Section 5 below, be determined as the 20-day average closing price of the stock on each of the 20 consecutive trading days ending on and including the first day or last day of the Performance Period, as the case may be.

(d) Effect of Specified Corporate Change on Comparison Group: Companies shall be removed from the Comparison Group if they undergo a Specified Corporate Change. A company that is removed from the Comparison Group before the end of a Performance Period will not be included at all in the computation of the number of PSUs earned for that Performance Period. A company in the Comparison Group will be deemed to have undergone a “Specified Corporate Change” if it:

(1)	ceases to be a domestically domiciled publicly traded company on a national stock exchange or market system, unless such cessation of such listing is due to a low stock price or low trading volume; or

(2)	has gone private; or

(3)	has reincorporated in a foreign (e.g., non-U.S.) jurisdiction, regardless of whether it is a reporting company in that or another jurisdiction; or

(4)	has been acquired by another company (whether by another company in the Comparison Group or otherwise, but not including internal reorganizations), or has sold all or substantially all of its assets.

The Company shall rely on press releases, public filings, website postings, and other reasonably reliable information available regarding a peer company in making a determination that a Specified Corporate Change has occurred.

5. Effect of Certain Events. The following provisions will apply in the event of the termination of employment or the occurrence of a Change in Control prior to the end of the Performance Period or completion of the vesting period.

(a) Termination of Employment Prior to a Change in Control.

(i) Termination for Any Reason Other Than Death or Disability: In the event Grantee’s employment with the Company terminates for any reason other than death or disability, this Award shall terminate, all outstanding unearned or Earned, but unvested, PSUs will be forfeited and cancelled and no additional amounts shall become payable under this Award as of the date of such employment termination.

(ii) Termination Due to Death, or Disability: In the event Grantee’s employment with the Company terminates due to Grantee’s death or disability, all outstanding unearned or Earned, but unvested, PSUs will be forfeited and cancelled and no additional amounts shall become payable under this award as of the date of such employment termination, except as provided below. The determination of whether Grantee’s employment terminated due to disability shall be made by the Committee.

First: If the termination of employment occurs prior to the end of the Performance Period, a prorated number of PSUs shall become earned and vested as of the date of termination. Such prorated number of PSUs shall be equal to the product of (a) the target number of PSUs, by (b) a proration fraction (which shall not be greater than 1.0), the numerator of which is the number of days elapsed in the Performance Period through the date of termination and the denominator of which is 1,095. Shares and dividend equivalents underlying such vested PSUs shall be distributed as promptly as practicable, and in no event later than, 60 days after such termination. The PSUs which are not earned and vested pursuant to the foregoing shall be forfeited and cancelled as of the date of termination.

Second: If the termination of employment occurs after the end of the Performance Period, then any Earned (as certified in accordance with Sections 1(c) and 3 above), but unvested, PSUs shall become vested in full as of the date of termination. Shares and dividend equivalents underlying such vested PSUs shall be distributed as promptly as practicable after the later of the date of certification by the Committee or such termination.

(b) Effect of Change in Control. In the event of a Change in Control (as defined in the Plan), the number of PSUs earned shall be calculated and certified by the Compensation Committee, and such PSUs shall vest and be payable as follows.

First: If the Performance Period has not been completed, there shall be determined the number of PSUs that would be earned if the Performance Period was the period which began on July 1, 20[    ] and ended on the date which is five trading days prior to the date of the Change in Control. The Company TSR for purposes of this calculation shall be determined using the per share value of the common stock as of the date of the Change in Control instead of a 20 trading day average ending on the last day of the Performance Period. The Committee shall determine and certify the number of Earned PSUs in accordance with Sections 1(c) and 3 above.

Second: If the Performance Period has been completed, then the Earned PSUs shall be equal to the number certified in accordance with Sections 1(c) and 3 above.

The shares and dividend equivalents underlying such Earned PSUs shall remain unvested and shall continue to vest and be distributed in accordance with the original vesting schedule set forth in Section 1(d) above. If Grantee’s employment is terminated within twelve (12) months following the Change in Control in circumstances described in Section 5(a)(ii) above or due to termination by the Company or its successor without Cause (as defined in the Plan), all Earned but unvested PSUs shall vest in full and the shares and dividend equivalents underlying such PSUs shall be distributed following such termination.

Appendix 1 to

Exhibit A to

Performance Share Unit Grant Agreement

Comparison Group

Exhibit B to Performance Share Unit Grant Agreement

(Revenues and Adjusted EBITDA-Based Performance Measures)

References herein to “Agreement” shall mean the Performance Share Unit Grant Agreement, inclusive of this Exhibit B, to “Award” shall mean the Performance Award evidenced by the Agreement and references to “Grantee” shall mean you.

1. Revenues and Adjusted EBITDA-Based Performance Criteria:

(a) Target and Maximum Number of PSUs: For purposes of this Exhibit B, the target number of PSUs subject the provisions of this Exhibit B is [    ], representing [    ]% of the total target number of PSUs covered by this Agreement, and the maximum number of PSUs subject to the provisions of this Exhibit B is [    ] (200% of such target number). References herein to “PSUs” shall mean the PSUs subject to this Exhibit B.

(b) Performance Criteria: The Performance Criteria are Revenues and Adjusted EBITDA (as defined on Appendix 1 to this Exhibit B) for the Performance Period.

(c) Certification of Achievement Relative to Performance Criteria: Following the end of the Performance Period, the Company’s Compensation Committee will certify the level of the Performance Criteria achieved by the Company. Performance at or above the threshold level will result in PSUs becoming earned (“Earned PSUs”). Earned PSUs will vest as set forth below. PSUs will be forfeited and cancelled in full if the Company’s performance during the Performance Period does not meet or exceed the threshold levels for both Revenues and Adjusted EBITDA. To the extent the Earned PSUs are less than the target number of PSUs, such excess PSUs shall be forfeited and cancelled. The certification of the level of the Performance Criteria achieved and the corresponding number of PSUs earned shall occur no later than sixty days after the end of the Performance Period.

(d) Vesting Dates for Earned PSUs: 50% of the Earned PSUs will vest on September 30, 20[    ] and an additional 6.25% of the Earned PSUs will vest on each December 31, March 31, June 30 and September 30 thereafter until the Earned PSUs are fully vested. To the extent that on any Vesting Date such vesting would otherwise result in a fractional number of vested PSUs, such fractional PSUs shall not be considered vested at such time and the number of PSUs vesting on such Vesting Date will be rounded down to the nearest whole number of PSUs. Earned shares and dividend equivalents will be distributed on or as promptly as practicable after the applicable vesting date.

2. Additional Definitions.

(a) “Revenues” and “Adjusted EBITDA” shall have the meanings and be determined as provided on Appendix 1 to this Exhibit B.

(b) “Performance Period” means the Company’s 20[    ] fiscal year commencing July 1, 20[    ] (“FY 20[    ]”).

3. Calculation. For purposes of the Award and this Exhibit B, the number of PSUs earned will be calculated as follows:

FIRST: The Company’s Revenues and Adjusted EBITDA for the Performance Period shall be determined.

SECOND: Plot the level of Revenues and Adjusted EBITDA achieved into the appropriate band in the left-hand column of the tables on Appendix 1 and determine the funding percent for that particular Performance Measure, which is the figure in the right-hand column of the table corresponding to that level of Revenues or Adjusted EBITDA, as applicable. Use linear interpolation between points in the table below to determine where to spot the level of Revenues or Adjusted EBITDA achieved and the corresponding funding percent if the Revenues or Adjusted EBITDA is greater than the minimum amount and less than the maximum amount but not exactly one of the amounts listed in the left-hand column. For example, if the Company’s Revenues are $[            ] million, then the funding percent for that Performance Measure would be [            ]%.

THIRD: Apply a weighting of 40% to the Revenues-based funding percent and of 60% to the EBITDA funding percent to determine the percent of the target number of PSUs earned. For example, if the Revenues-based funding percent is 120% and the Adjusted EBITDA-based funding percent is 200%, then the percent of the target number of PSUs earned will be 168%, reflecting the sum of (i) 40% times 120% plus (II) 60% times 200%.

4. Rules. The following rules apply to the computation of the number of PSUs earned:

No Guaranteed Payout: The minimum number of PSUs which may be earned is zero and the maximum number of PSUs which may be earned is 200% of target. There is no minimum number of PSUs or other consideration that will be paid out, and no PSUs will be earned if the both the Revenues and Adjusted EBITDA amounts are below the minimum levels.

5. Effect of Certain Events. The following provisions will apply in the event of the termination of employment or the occurrence of a Change in Control prior to the end of the Performance Period or completion of the vesting period.

(a) Termination of Employment Prior to a Change in Control.

(i) Termination for Any Reason Other Than Death or Disability: In the event Grantee’s employment with the Company terminates for any reason other than death or disability, this Award shall terminate, all outstanding unearned or Earned, but unvested, PSUs will be forfeited and cancelled and no additional amounts shall become payable under this Award as of the date of such employment termination.

(ii) Termination Due to Death, or Disability: In the event Grantee’s employment with the Company terminates due to Grantee’s death or disability, all outstanding unearned or Earned, but unvested, PSUs will be forfeited and cancelled and no additional amounts shall become payable under this award as of the date of such employment termination, except as provided below. The determination of whether Grantee’s employment terminated due to disability shall be made by the Committee.

First: If the termination of employment occurs prior to the end of the Performance Period, a prorated number of PSUs shall become earned and vested as of the date of termination. Such prorated number of PSUs shall be equal to the product of (a) the target number of PSUs, by (b) a proration fraction (which shall not be greater than 1.0), the numerator of which is the number of days elapsed in the Performance Period through the date of termination and the denominator of which is 1,095. Shares and dividend equivalents underlying such vested PSUs shall be distributed as promptly as practicable, and in no event later than, 60 days after such termination. The PSUs which are not earned and vested pursuant to the foregoing shall be forfeited and cancelled as of the date of termination.

Second: If the termination of employment occurs after the end of the Performance Period, then any Earned (as certified in accordance with Sections 1(c) and 3 above), but unvested, PSUs shall become vested in full as of the date of termination. Shares and dividend equivalents underlying such vested PSUs shall be distributed as promptly as practicable after the later of the date of certification by the Committee or such termination.

(b) Effect of Change in Control. In the event of a Change in Control (as defined in the Plan), the number of PSUs earned shall be calculated and certified by the Compensation Committee, and such PSUs shall vest and be payable as follows.

First: If the Performance Period has not been completed, then 100% of the target number of PSUs shall be deemed Earned PSUs.

Second: If the Performance Period has been completed, then the Earned PSUs shall be equal to the number certified in accordance with Sections 1(c) and 3 above.

The shares and dividend equivalents underlying such Earned PSUs shall remain unvested and shall continue to vest and be distributed in accordance with the original vesting schedule set forth in Section 1(d) above. If Grantee’s employment is terminated within twelve (12) months following the Change in Control in circumstances described in Section 5(a)(ii) above or due to termination by the Company or its successor without Cause (as defined in the Plan), all Earned but unvested PSUs shall vest in full and the shares and dividend equivalents underlying such PSUs shall be distributed following such termination.

Appendix 1 to

Exhibit B to

Performance Share Unit Grant Agreement

Payout Matrices for Revenue and Adjusted EBITDA Performance Measures

The Revenue and Adjusted EBITDA amounts necessary to attain achievement of 100% of target reflect risk-adjusted amounts based on the Company’s budget for FY20[    ] as approved by the Board on [                    ] (the “Board Plan”).

In determining the level of Revenue and Adjusted EBITDA achieved during the Performance Period, Revenue and Adjusted EBITDA will exclude the effect of any acquisitions consummated during the Performance Period. In addition, the foreign currency exchange rates used to calculate Revenue and Adjusted EBITDA achieved during the Performance Period will be the foreign currency exchange rates from the Board Plan.

Revenues

FY12 REVENUES ($MILS)	PERCENT OF TARGET ACHIEVED	FUNDING PERCENT
<$[ ]	<98.0%	0%
$[ ]	98.0%	20.0%
$[ ]	98.7%	46.7%
$[ ]	99.3%	73.3%
$[ ]	100.0%	100.0%
$[ ]	100.8%	116.7%
$[ ]	101.7%	133.3%
$[ ]	102.5%	150.0%
$[ ]	103.3%	166.7%
$[ ]	104.2%	183.3%
$[ ]	105.0%	200.0%

Adjusted EBITDA

FY12 ADJ. EBITDA ($ MILS)	PERCENT OF TARGET ACHIEVED	FUNDING PERCENT
<$[ ]	<97.0%	0%
$[ ]	97.0%	20.0%
$[ ]	98.0%	46.7%
$[ ]	99.0%	73.3%
$[ ]	100.0%	100.0%
$[ ]	101.0%	116.7%
$[ ]	102.0%	133.3%
$[ ]	103.0%	150.0%
$[ ]	104.0%	166.7%
$[ ]	105.0%	183.3%
$[ ]	106.0%	200.0%